                                                                    Exhibit 10.1

                              GUARANTEE AGREEMENT

          GUARANTEE AGREEMENT, dated as of August 13, 1997, among the entities listed on Annex A attached hereto (collectively, the "Guarantors") and National City Bank (the "Trustee").

          WHEREAS NCS HealthCare, Inc. (the "Company") and the Trustee, have entered into an Indenture dated as of August 13, 1997 regarding up to $115,000,000 in aggregate principal amount of 5-3/4% Convertible Subordinated Debentures due 2004 of the Company (the "Securities");

          NOW, THEREFORE, in accordance with Article 10 of the Indenture and for value received, each of the undersigned Guarantors jointly and severally guarantee to the Trustee and to the holders of the Securities (the "Holders") the punctual payment of the obligations of the Company under the Indenture, as the direct and primary obligation of the undersigned, waiving all demands and suretyship defenses.

          Any term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

                                   ARTICLE I

                                 The Guarantees
                                 --------------

          SECTION 101. UNCONDITIONAL GUARANTEES. (a) For value received, the Guarantors, jointly and severally, hereby fully, unconditionally and absolutely guarantee (the "Guarantees") to the Holders and to the Trustee the complete and punctual payment and performance by the Company of the obligations of the Company under the Indenture (the "Obligations"), and further agree to pay any and all reasonable expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Trustee or the Holders in enforcing their rights under the Guarantees.

          (b) Failing payment or performance by the Company when due of any Obligation guaranteed pursuant to the Guarantees, for whatever reason, the Guarantors, jointly and severally, will be obligated to pay or perform the same immediately. Each of the Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity or enforceability of the Securities, the Guarantees or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other
Guarantor, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the

Securities, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 508 of the Indenture, by the Holders, on the terms and conditions set forth in the Indenture, directly against each of the Guarantors to enforce the Guarantees without first proceeding against the Company.

          (c) The obligations of each Guarantor herein shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any Guarantor contained in the Securities or the Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of title 11, U.S. Code or any similar Federal or state law for the relief of debtors, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, any Guarantor or the Trustee of any rights or remedies, (iv) the assignment or the purported assignment of any property as security for the Securities, including all or any part of the rights of the Company or any Guarantor under the Indenture, (v) the extension of the time for payment by the Company or any Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities or the Indenture or of the time for performance by the Company or any Guarantor of any other obligations under or arising out of any such terms and provisions or the extension of the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or any Guarantor set forth herein or in the Indenture or (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization of, or other similar proceeding affecting, the Company or any of the Guarantors or any of their respective assets.

          (d) The Guarantors each hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or a Guarantor, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantees or upon payment, performance and satisfaction in full by the Company of its obligations under the Indenture. Each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any person to any Guarantee is, or must be, rescinded or returned for any reasons whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Company or any Guarantor, such Guarantee, as the case may be, shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated as though such application had not been made.

          (e) Each Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of the Indenture, PROVIDED, HOWEVER, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Securities and the Guarantees shall have been paid in full or discharged.

            SECTION 102. LIMITATION OF GUARANTOR'S LIABILITY. Each Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agree that the obligations of each Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 103, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

          SECTION 103. CONTRIBUTION. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, INTER SE that, in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets (defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Guarantee. For purposes of this Section, Adjusted Net Assets of a Guarantor at any date shall mean the lesser of: (x) the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guarantee of such Guarantor, and (y) the amount by which the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

          SECTION 104. ADDITION OF GUARANTORS. For as long as any Guarantees are required to remain in effect pursuant to the terms of the Indenture, promptly but in no event later than 30 days following the acquisition or creation of any Wholly Owned Subsidiary after the date of the Indenture, this Guaranty Agreement shall be amended to add such Subsidiary as a Guarantor.

          SECTION 105. RELEASE OF GUARANTEE. Notwithstanding anything to the contrary contained in this Article 1, in the event that any of the undersigned entities (i) shall no longer be a member of an affiliated group (within the meaning of Section 279(g) of the Internal Revenue Code of 1986, as amended) which includes the Company, or (ii) shall no longer be obligated to guarantee any Obligations under the Indenture for any other reason, such entity shall be released from all liability hereunder and the Guarantee of such entity shall be of no further force or effect.

                                   ARTICLE II

                          Subordination of Guarantees
                          ---------------------------

          SECTION 201. GUARANTEES SUBORDINATE TO SENIOR INDEBTEDNESS.

          Each Guarantor covenants and agrees, and pursuant to the Indenture each Holder, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereafter set forth in this Article, the payment of the principal of (and premium, if any) and interest on the Securities as guaranteed by each Guarantor pursuant to its Guarantee are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as hereinafter defined) of such Guarantor. For purposes of this Article, "Senior Indebtedness" with respect to any Guarantor means (a) all secured Indebtedness for Money Borrowed (as hereinafter defined) of such Guarantor under such Guarantor's primary credit facility and any predecessor or successor credit facilities thereto, whether outstanding on the date of execution of this Guarantee Agreement or thereafter created, incurred or assumed, (b) all other secured Indebtedness for Money Borrowed of such Guarantor, whether outstanding on the date of execution of this Guarantee Agreement or thereafter created, incurred or assumed, except any indebtedness that by the terms of the instrument or instruments by which such indebtedness was created or incurred expressly provides that it (i) is junior in right of payment to the Guarantee or (ii) ranks pari passu in right of payment with the Guarantee, and (c) any amendments, renewals, extensions, modifications, refinancings and refundings of any of the foregoing. The term "Indebtedness for Money Borrowed" when used with respect to any Guarantor, for purposes of this Article means (i) any obligation of, or any obligation guaranteed by, such Guarantor for the payment of the purchase price of property or assets evidenced by a note or similar instrument, (ii) any deferred payment obligation of, or any such obligation guaranteed by, such Guarantor for the payment of the purchase price of property or assets evidenced by a note or similar instrument, (iii) any obligation of or any such obligation guaranteed by, such Guarantor for the payment of rent or other amounts under a lease of property or assets which obligation is required to be classified or accounted for as a capitalized lease on the balance sheet of such Guarantor under generally accepted accounting principles, (iv) any obligation of, or any such obligation guaranteed by, such Guarantor for the reimbursement of any obligor of any letter of credit, banker's acceptance or similar credit transaction, (v) any obligation of, or any such obligation which is guaranteed by, such Guarantor under interest rate swaps, caps, collars, options and similar arrangements and (vi) and obligation of such Guarantor under any foreign exchange contract, currency swap agreement, futures contract, currency option contract or other foreign currency hedge.

                                  ARTICLE III

                              Trust Indenture Act
                              -------------------

          SECTION 301. TRUST INDENTURE ACT; APPLICATION. This Guarantee Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Guarantee Agreement and shall, to the extent applicable, be governed by such provisions; and if and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          SECTION 302. LIST OF HOLDERS OF SECURITIES. (a) The Guarantors shall provide or shall cause to be provided to the Trustee (unless the Trustee is otherwise the registrar of the Securities) a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) semi-annually, not more than 15 days after each Regular Record Date, as of such Regular Record Date, and (ii) at any other time within 30 days of receipt by the Guarantors of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Trustee; provided, that the Guarantors shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trustee by the Guarantors or the Company.

          (b) The Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

          SECTION 303. REPORTS BY THE TRUSTEE. Within 60 days after May 15 of each year, the Trustee shall provide to the Holders of the Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

          SECTION 304. PERIODIC REPORTS TO TRUSTEE. The Guarantors shall provide or shall cause to be provided to the Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Guarantors' compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 305. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. The Guarantors shall provide to the Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(l) may be given in
the form of an Officers' Certificate.

          SECTION 306. EVENTS OF DEFAULT; WAIVER. The Holders of not less than a majority in principal amount of Outstanding Securities may, on behalf of the Holders of all of the Securities, waive any past default hereunder and its consequences. Upon such waiver, any such default shall cease to exist, and any default arising therefrom shall be deemed to have been cured, for every purpose of the Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 307. EVENT OF DEFAULT; NOTICE. The Trustee shall give the Holders notice of any default hereunder known to it as and to the extent provided by the Trust Indenture Act; provided, that, except in the case of default in any payment pursuant to the Guarantees, the Trustee shall be protected in withholding such notice if and so long as a committee of Responsible Officers in good faith determines that the withholding of such notice is in the interests of the holders of the Securities.

          SECTION 308. CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture.

                                   ARTICLE IV

                                 Miscellaneous
                                 -------------

          SECTION 401. CONDITIONS OF EFFECTIVENESS. This Guarantee Agreement shall become effective as of the date of this Guarantee Agreement when and if this Guarantee Agreement has been duly executed by each of the Guarantors and the Trustee.

          SECTION 402. REFERENCE TO AND EFFECT ON THE INDENTURE. The execution, delivery and effectiveness of this Guarantee Agreement shall not operate as a waiver of any right, power or remedy of the Trustee under the Indenture, nor constitute a waiver of any provision of the Indenture, and the Indenture shall remain in full force and effect and are hereby ratified and confirmed.

          SECTION 403. GOVERNING LAW. This Guarantee Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws thereof.

          SECTION 404. HEADINGS. Section headings in this Guarantee Agreement are included herein for convenience of reference only and shall not constitute a part of this Guarantee Agreement for any other purpose.

          SECTION 405. COUNTERPARTS. This Guarantee Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Guarantee Agreement by signing any such counterpart.

          SECTION 406. NOTICES. Any notice or communication shall be in writing and delivered in person or mailed by first class mail addressed as follows:

                    if to any Guarantor or all Guarantors:

                       c/o    NCS HealthCare, Inc.
                              3201 Enterprise Parkway, Suite 220
                              Beachwood, Ohio 44122

                              Attention: Chief Financial Officer

                    if to the Trustee:

                              National City Bank
                              Corporate Trust Administration
                              629 Euclid Avenue, Room 635
                              Cleveland, Ohio 44114

                              Attention: Janet A. Schwartz

          SECTION 407. RIGHTS OF HOLDERS. The Guarantors expressly acknowledge that any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Company or any other Person.

          SECTION 408. AMENDMENTS AND WAIVERS. The provisions of this Guarantee Agreement may be amended, modified or supplemented by the Trustee and the Guarantors, provided that, without the consent of each Holder, no amendment, modification or supplement to this Guarantee Agreement shall be made which adversely affects the rights of the Holders hereunder in any material respect. The foregoing notwithstanding, no consent of any Holders shall be required to
(i) reflect the release of any Guarantor from its Guarantee, or the addition of any Wholly-owned Subsidiary of the Company as a Guarantor, in the manner provided by the Indenture and this Guarantee Agreement or (ii) cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Guarantee Agreement which shall not be inconsistent with the provisions of this Guarantee Agreement, provided that such action pursuant to this clause (ii) shall not adversely affect the rights of Holders hereunder in any material respect.

          SECTION 409. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        ADVANCED RX SERVICES, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        HLF ADULT HOME PHARMACY CORP.

                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        KINETIC SERVICES, INC.


                                        By: /s/Jon H. Outcalt
                                            -----------------------------------
                                            Jon H. Outcalt,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        LOOK DRUG STORES, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        LOOMIS ENTERPRISES, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        MANAGEMENT & NETWORK
                                        SERVICES, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        MEDI CENTRE, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS DAVEN DRUG, INC.



                                        By: /s/Jon H. Outcalt
                                            -----------------------------------
                                            Jon H. Outcalt,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS HEALTHCARE
                                        OF ARKANSAS, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS HEALTHCARE OF
                                        CALIFORNIA, INC.




                                        By: /s/Jon H. Outcalt
                                            -----------------------------------
                                            Jon H. Outcalt,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS HEALTHCARE
                                        OF FLORIDA, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS HEALTHCARE
                                        OF ILLINOIS, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.

                                        NCS HEALTHCARE
                                        OF INDIANA, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Secretary and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE
                                        OF IOWA, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Vice President



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written:

                                        NCS HEALTHCARE
                                        OF KANSAS, INC.




                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written:

                                        NCS HEALTHCARE
                                        OF KENTUCKY, INC.




                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written:

                                        RESCOT SYSTEMS GROUP, INC.




                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written:

                                        NCS HEALTHCARE
                                        OF MARYLAND, INC.


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF
                                        MICHIGAN, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Vice President and Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF
                                        MODESTO, INC.


                                        By: /s/Jon H. Outcalt
                                            -----------------------------------
                                            Jon H. Outcalt,
                                            Secretary and Treasurer






Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF OHIO, INC.




                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF
                                        OKLAHOMA, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF OREGON, INC.

                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF
                                        PENNSYLVANIA, INC.

                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE OF
                                        SOUTH CAROLINA, INC.

                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE
                                        OF VERMONT, INC


                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS HEALTHCARE
                                        OF WASHINGTON, INC.

                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer and Assistant Secretary



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS QUALITY CARE PHARMACY, INC.


                                        By: /s/Jon H. Outcalt
                                            -----------------------------------
                                            Jon H. Outcalt,
                                            Secretary and Treasurer






Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        NCS SERVICES, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        THRIFTY MEDICAL SUPPLY, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        UNI-CARE HEALTH SERVICES, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        UNI-CARE HEALTH SERVICES
                                        OF MAINE, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

        IN WITNESS WHEREOF, the parties hereto have caused this Guarantee Agreement to be duly executed as of the day and year first above written.


                                        CHESHIRE LONG TERM
                                        CARE PHARMACY, INC.



                                        By: /s/Jeffrey R. Steinhilber
                                            -----------------------------------
                                            Jeffrey R. Steinhilber,
                                            Treasurer



Attest:

/s/ Judith B. Wasen
----------------------

                                        NATIONAL CITY BANK,
                                        as Trustee


                                        By: /s/ Marla Clark
                                            -----------------------------------
Attest:

/s/ Holly Retina
----------------------

                                   SCHEDULE I